DATED                     1996


                                      LEASE
                                   relating to


                                   Third Floor
                          52/53 Poland Street London W1




               SECURUM PROPERTY HOLDINGS LIMITED              (1)

               CME DEVELOPMENT CORPORATION INC                (2)

        DATE                  1996

        PARTIES

(1) SECURUM PROPERTY HOLDINGS LIMITED whose registered office is at One St Paul's Churchyard London EC4M 8AJ of the first part; and

(2)     CME DEVELOPMENT CORPORATION INC of 18 d'Arblay Street  London W1V 3FP

WITNESSETH as follows:

1 IN these presents unless the context otherwise requires the following expressions have the meanings hereby assigned to them respectively that is to say:-

        (a) "the Building" means the building situate and known as 52/53 Poland Street, London W1

        (b) "conduits" means tanks pipes sprinklers wires cables drains meters ducts trunking sewers gutters other service media and associated apparatus and other items of a like nature

        (c) "the demised premises" means the premises described in the First Schedule

        (d) "the insured risks" means the risk of fire lightning storm tempest flood earthquake aircraft bursting of pipes malicious damage and such other risks as the Landlord may from time to time reasonably require

        (e) "the Landlord" means the first named party and the person for the time being entitled to the reversion immediately expectant on the determination of the term

        (f) "the Planning Acts" means the Town & Country Planning Acts 1990 as amended

        (g) "these presents" means this Lease and any instrument made hereunder or supplemental hereto

        (h) "the Principal Rent" means the sum of (pound)33,450 per annum subject to renewal in accordance with clause 6

        (i) "review date" means the date specified in clause 6.1 of this Lease

        (j) "the Tenant" means the second named party and its successors in title and assigns

        (k) "the Headlease" means the Lease dated 25th March 1964 and made between Mamos Garage Limited and Site Improvements Limited

        (l)    "the term" means the term of years hereby granted

        (m) covenants made by or binding on any party which for the time being comprises more than one person shall be deemed to be joint and several

        (n) any reference to any statute shall be deemed to include any by-laws statutory instruments rules regulation orders notices directions consents or permissions made under it

        (o) any covenant by the Tenant not to do any act or thing includes a covenant not to suffer or permit the doing of that act or thing

        (p) any reference to costs which are or may be payable by the Tenant or against which the Tenant covenants to indemnify the Landlord shall include all reasonable solicitors' surveyors' architects' and other fees disbursements and irrecoverable Value Added Tax and other expenditure reasonably incurred by the Landlord on its own account or by the insurers or any other person interested in the demised premises

        (q) "Prescribed Rate" means the rate of interest which is from time to time 2% above the Base Rate for the time being of the Royal Bank of Scotland

2 IN consideration of the rents hereby reserved and the covenants on the part of the Tenant hereinafter contained the Landlord HEREBY DEMISES unto the Tenant ALL THOSE demised premises subject to all existing easements liberties privileges quasi-easements ____ rights benefits and advantages affecting the same (if any) TOGETHER with the easements and rights at all times for the Tenant (in common with the Landlord and all other persons similarly entitled and so far as necessary for the enjoyment of the demised premises) specified in the Second Schedule EXCEPT AND RESERVED unto the Landlord and all persons authorised by the Landlord or otherwise entitled thereto the easements and rights specified in the Third Schedule TO HOLD the demised premises unto the Tenant for the term of ten years commencing on and including __________ _______________________ and expiring on _____________________ YIELDING
        AND PAYING therefor from and including _________________ during the term unto the Landlord FIRST for three months from ________________ a peppercorn (if demanded) and thereafter the Principal Rent by equal quarterly payments in advance on the usual quarter days in every year the first payment to be made on __________________ AND SECONDLY by way of further or additional rent throughout the term a sum calculated and payable in accordance with the Fourth Schedule

3 THE Tenant HEREBY COVENANTS with the Landlord to the intent that the obligation shall continue throughout the term as follows:-

(1) To pay the rents hereby reserved at the times and in the manner aforesaid without any deduction and not to exercise or seek to exercise any right or claim to withhold rent or any right or claim to set-off

(2)    (a)     To pay and discharge all existing and future rates taxes
               duties charges assessments outgoings and impositions (whether parliamentary local or otherwise and whether of a capital revenue non-recurring or wholly novel nature) which are now or may be at any time hereafter assessed charged or imposed upon the demised premises or on the owner or occupier in respect thereof of any thing done thereon other than the receipt of rent or any dealing with the reversion on the term or pending separate assessment of the demised premises a fair proportion to be determined by the Landlord of any sum payable in respect of property of which the demised premises form part

        (b) in the last twelve months of the term (howsoever determined) to pay all general rates in full and not to claim empty property relief in respect of the demised premises

(3) In 1998 and 2002 and the last three months of the term (howsoever determined) to paint clean or otherwise treat as the case may be all the inside structure and other internal parts of the demised premises usually or requiring to be painted cleaned or otherwise treated with two coats of good quality paint or other suitable material of good quality in a proper and workmanlike manner and generally to redecorate the interior of the demised premises and afterwards grain varnish wash strip stop distemper colour paper or otherwise decorate in the usual manner all parts usually or requiring to be so dealt with provided that the colour and method of all such painting and other works of decoration in the last year of the term (howsoever determined) shall first be approved by the Landlord in writing such approval not to be unreasonably withheld or delayed

(4) To put and keep the demised premises in good and substantial repair and condition and to replace from time to time if beyond repair all Landlord's fixtures and fittings damage by the insured risks excepted save where the insurance effected by the Landlord is vitiated avoided or forfeited or the payment of the money thereunder or if any part thereof is refused or withheld by reason of the act or omission of the

        Tenant or any person deriving title under the Tenant or their respective agents servants or licensees

(5)     At the expiration or sooner determination of the term:

        (a) quietly to yield up the demised premises (except lessee's and trade fixtures and fittings which may or at the request of the Landlord shall be removed prior to the expiration or sooner determination of the term) in a condition consistent with the due performance and observance by the Tenant of its covenants in these presents

        (b) without prejudice to sub-clause (a) above if any alterations or additions shall have been made to the demised premises during the term to reinstate the demised premises (if so required by the Landlord but not otherwise) to the state and condition thereof prior to the making of such alterations and additions

        (c) to remove from the Building every sign notice or other notification belonging to the Tenant or any person deriving title under the Tenant

        (d) to make good all damage caused by the removal of fittings furniture and effects belonging to the Tenant or any person deriving title under the Tenant to the reasonable satisfaction of the Landlord and if the Tenant fails to leave the demised premises in such condition to pay to the Landlord the cost of taking such steps as may be necessary or expedient to remedy such default

(6)     (a)    To comply with every enactment (which expression in this
               sub-clause includes any and every statute already or hereafter to be passed and every order regulation bye-law or direction already or hereafter to be made or issued under or in pursuance of any such Act) and every provision requirement or direction of any governmental local or other competent authority relating to or affecting the demised premises or any alterations or additions thereto or the employment of persons or the conduct of any trade or business thereupon or any fixtures fittings plant machinery or chattels for the time being therein

        (b) To execute all works and obtain all certificates and licences and provide and maintain all arrangements which by or under any such enactment or any such provision requirement or direction are or may be directed or required to be executed obtained and maintained upon or in respect of the demised premises or any alterations or additions thereto or the employment of persons or the conduct of any trade or any fixtures fittings plant machinery or chattels as aforesaid whether by the Landlord or the Tenant provided that nothing in this sub-clause shall entitle the Tenant to make any alterations or additions to the demised premises otherwise than in accordance with the Tenant's covenants in that behalf contained in these presents

(7) Upon receipt to deliver to the Landlord a copy of any communication made given or issued by any government department local authority or other competent authority relating to or affecting the demised premises and at the Tenant's cost to make or join in making such objections representations or appeals against or in respect thereof as the Landlord may reasonably require

(8)     (a)    To comply with the Planning Acts so far as affecting the
               demised premises and any development already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose

        (b) To obtain from the relevant planning authority all licences consents and permissions and to serve such notices as may be required for the carrying out of any development on the demised premises but so that notwithstanding any approval granted under these presents the Tenant shall not make any application for such licence consent or permission without the previous written consent of the Landlord (which shall not be unreasonably withheld or delayed)

        (c) If any such licence consent or permission is granted subject to conditions not to carry out such development or institute or continue such use before security for the compliance with such conditions has been produced to the Landlord and acknowledged by it in writing as satisfactory such acknowledgement not to be unreasonably withheld

        (d) To pay and satisfy any charge or levy imposed under the Planning Acts in respect of the carrying out of maintenance of any such development as aforesaid

        (e) Before the expiration or sooner determination of the term and unless the Landlord shall otherwise direct to carry out in a good and workmanlike manner with suitable materials of good quality any works stipulated to be carried out to the demised premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission which may have been granted during the term and implemented in whole or in part

(9) To permit the Landlord and persons authorised by the Landlord to enter upon the demised premises without interruption at any reasonable time upon prior written notice except in the case of emergency for the purpose of inspecting and measuring the same and carrying out its obligations under these presents

(10) To diligently commence and make good all breaches of the Tenant's covenants contained in these presents of which written notice shall have been given by the Landlord to the Tenant within two months after the giving of such notice or sooner if requisite and if the Tenant shall at any time make default in the performance of any such covenants of which notice has been given as aforesaid to permit the Landlord and all persons authorised by the Landlord to take such steps as may to it seem necessary or expedient to remedy the same (but without prejudice to the rights of re-entry hereinafter contained)

(11) To permit the Landlord and its agents to enter upon the demised premises at any time during the last six months of the term (howsoever determined) to affix and retain upon the demised premises notice boards or bills for reletting the same provided that such noticeboards so far as is practicable do not curtail the access of light and air to the premises

(12) To permit the Landlord and persons authorised by the Landlord at all reasonable times after reasonable prior written notice (save in emergency) to enter and remain upon the demised premises with or without equipment and materials and to erect scaffolding outside the demised premises and to place ladders on the demised premises for the exercise of the easements and rights reserved by these presents and such covenants conditions and restrictions (if any) as may affect any reversion immediately or mediately expectant on the term the person exercising such right causing as little inconvenience as reasonably possible to the Tenant's enjoyment of the demised premises and as soon as reasonably practicable making good any damage caused to the demised premises or any of the Tenant's fixtures or possessions

(13) To indemnify the Landlord against all reasonable and proper costs arising from or in contemplation of

        (a) the preparation and service of any notices or proceedings under Sections 146 and 147 of the Law of Property Act 1925 or the Leasehold Property (Repairs) Act 1938 and the inspection and supervision of the works required to be done thereunder and the taking of steps subsequent to any such notice notwithstanding forfeiture is avoided otherwise than by relief granted by the Court

        (b)    the effecting of any forfeiture not requiring such notice

        (c) the recovery of such sums of money due hereunder including the levy or attempted levy of any distress

        (d) the preparation and service of all notices and schedules (whether statutory or otherwise) relating to wants of repair to the demised premises or other breaches of any of the Tenant's covenants contained in these presents and the inspection and supervision of any works required to be done thereunder whether served during the term or after the termination thereof (howsoever determined)

        (e) any application for a consent licence or approval whether it is granted or refused or proffered subject to any qualification or condition or whether the application is withdrawn or abandoned

(14)    (a)    Not to do or bring or keep on the demised premises anything which might increase the risk of fire or explosion or which in the reasonable opinion of the Landlord may cause nuisance damage annoyance or inconvenience to the Landlords or the owners or occupiers of other parts of the Building or any adjoining or neighbouring property or depreciate the value of the demised premises or the Building

        (b) Not to do anything whereby the insurance effected on the Building may become void or voidable

        (c) To comply with the recommendations or requirements of the insurers of the Building and the local fire officer

        (d) If the Building is damaged or destroyed by any risk insured against by the Landlord and the policy of insurance in respect thereof is vitiated avoided or forfeited or the payment of the money thereunder or of any part thereof is refused or withheld by reason of the act or default of the Tenant or any person deriving title under the Tenant or their respective agents servants or licensees then and in every such case forthwith to pay to the Landlord an amount equal to the sum so refused or withheld

(15) To insure all plate glass if any in the demised premises against damage or destruction in the full re-instatement cost thereof in the joint names of the Landlord and Tenant in some insurance office to be approved by the Landlord (such approval not to be unreasonably withheld) and to hold all money received by virtue of any such insurance upon trust to be forthwith laid out in reinstating the damage or destruction in respect of which it shall have been paid and to make up any deficiency out of its own money

(16) Not to effect any insurance of the demised premises against any risks which are from time to time insured against by the Landlord and to hold any monies received from any policy effected in breach thereof upon trust for the Landlord

(17) To give notice as soon as reasonably practicable in writing to the Landlord of any destruction or damage to the demised premises and of any defect which would or might give rise to any obligation on the Landlord's part to do or refrain from doing any act or thing in order to comply with the duty of care imposed by the Defective Premises Act 1972

(18)    (a)    Not to make any alterations or additions to the demised
               premises or its installations conduits or services or to unite the same with any other premises save as provided in this sub-clause

        (b) Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to make any internal non-structural alteration

        (c) Not to commence any alterations or additions before all necessary licences approvals permissions and consents from the relevant governmental local and other competent authorities the Superior Landlords and the insurers have been produced to the Landlord and acknowledged by it in writing as satisfactory

        (d) To carry out any alterations or additions approved by the Landlord in a good and workmanlike manner with suitable materials of good quality to the reasonable satisfaction of the Landlord strictly in accordance with all such licences approvals permissions and consents and the plans and specifications approved by the Landlord without causing any nuisance to the owners or occupiers of any other parts of the Building or any neighbouring premises

        (e) To remove upon demand any alterations or additions made in contravention of this sub-clause or in respect of which any licence approval permission or consent is withdrawn or lapses and make good all damage caused by such removal and restore all parts of the demised premises affected thereby to a good and substantial condition and properly decorated to the reasonable satisfaction of the Landlord

(19)    (a)    Not to use the demised premises for any dangerous noxious noisy offensive illegal or immoral purpose nor for any auction or public meeting

        (b) Not to institute any change of use before all necessary licences approvals permissions and consents from the relevant governmental local and other competent authorities the insurers and other persons interested in the demised premises have been produced to the Landlord and acknowledged by it in writing as satisfactory

        (c) Subject to paragraphs (a) and (b) of this sub-clause not to use the demised premises otherwise than as offices

(20) Not to submit any part of the Building to any excessive load nor to suspend any excessive weight from the ceilings or structure of the Building

(21) Not to load or unload or receive delivery of or despatch any goods otherwise than in the areas and through the entrances designated for such purposes by the Landlord and not to leave any article or vehicle so that such areas or means of access to the Building are blocked to pedestrians or vehicles or so that access is precluded hindered or inconvenienced

(22) Not to overload or obstruct the conduits serving the demised premises or to discharge into any pipes drains or sewers any trade effluent (as defined in the Public Health (Drainage of Trade Premises) Act 1937) or any harmful matter or substance

(23) Not to obstruct or interfere with the ventilating louvers and grilles situate in or serving the demised premises and not to install or operate in the demised premises any equipment machinery or apparatus which may cause the efficiency of the heating ventilation and air cooling system of the Building to be diminished or impaired or the balance thereof interfered with

(24) Not to darken or obstruct any windows belonging to the demised premises or permit any new window opening doorway or other easement to be made or acquired in or against the demised premises and in case any such window opening doorway or other easement shall be made or acquired to forthwith give written notice thereof to the Landlord and at the request and cost of the Landlord to adopt such means as the Landlord may reasonably require for preventing the acquisition of any such easement

(25)    (a)    Alienation of part absolutely prohibited

        (i)    Not to charge or assign or underlet part only of the Premises

        (ii) Not save as hereinafter permitted to part with or share possession or occupation of the whole of the Premises or any part thereof PROVIDED THAT occupation of the Premises or any part thereof as a licensee only by a company which is a member of the same group (as that expression is defined in Section 42 of the Landlord and Tenant Act 1954) as the Tenant shall not be a breach of this covenant

PROVIDED FURTHER THAT

        (1)    no legal estate or other right or tenancy shall be created

        (2) the Tenant shall forthwith give the Landlord notice in writing of the identity of such company the relationship of the company to the Tenant the area occupied the date of occupation and proposed date of vacation

        (3) the Tenant shall procure (and hereby covenants to this effect) that the company shall vacate the Premises immediately upon whichever is the earlier of the date of the termination of the Term and the date on which such company ceases to be a member of the same group

(25)    (b)    Assignment permitted

               Not to assign the whole of the Premises other than in accordance with the following terms and conditions

        (i) (if the Landlord so reasonably requires) the Assignee shall provide a guarantor or guarantors acceptable to the Landlord who shall covenant (jointly and severally if more than one) with the Landlord on the terms referred to in the Sixth Schedule or on such other terms as the Landlord may reasonably require

        (ii) the Tenant shall obtain the consent of the Landlord which shall not be unreasonably withheld and shall be by deed containing covenants by the intended assignee directly with the Landlord for the residue of the Term to pay the Rents and to perform and observe the Tenant's covenants (including this covenant)

(25)    (c)    Charging Permitted

               Not to charge the whole of the Premises without the consent of the Landlord such consent not to be unreasonably withheld

(25)    (d)    Underletting Permitted

        (i) Not to underlet the whole of the Premises without the consent of the Landlord such consent not to be unreasonably withheld

        (ii) Not to underlet the whole of the Premises other than in accordance with the following terms and conditions

               (a) shall be the best rent obtainable without taking a fine or premium and shall not be commuted or payable more than one quarter in advance

               (b) Prior to the grant of any such underlease an order of the Court shall be obtained pursuant to the provisions of
                      Section 38(4) of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act 1969) authorising the exclusion of Section 24-28 of such Act in relation to the tenancy intended to be created by the underlease and a certified copy of such order shall be produced to the Landlord

        (iii)  To incorporate in every permitted underlease of

               (1) a covenant that the undertenant shall not assign charge or underlet part only of the premises thereby demised

               (2) a covenant that the undertenant shall not assign or charge the whole of the premises thereby demised without the consent of both the Landlord and the Tenant under this Lease

               (3) a covenant that the undertenant shall not further underlet the whole or part of the premises thereby demised

               (4) a covenant that the undertenant shall not part with or share possession of occupation or declare a trust in respect of the premises thereby demised save by save of an assignment charge or underlease pursuant to the provisions hereinbefore contained

               (5) a covenant by the undertenant (which the Tenant hereby covenants to enforce) prohibiting the undertenant from causing or suffering any act or thing upon or in relation to the premises underlet inconsistent with or in breach of the provisions of this Lease and

               (6) a condition for re-entry in the form referred to in clause 5(1) hereof

(25)   (e)     Upon and permitted underlease to procure that the undertenant shall give a direct covenant under seal in favour of the Landlord to observe and perform the covenants and conditions on the part of the Tenant contained in this Lease (save as to payment of rent) in so far as the same relate to or affect the premises underlet and to ensure that a guarantor or guarantors acceptable to the Landlord guarantee such covenant in such terms as the Landlord may from time to time require

(25)   (f)     The Tenant shall obtain the approval of the Landlord's
               solicitors to the principal terms of any underlease (and if requested) the form of the proposed underlease before granting the same (such approval not to be unreasonably withheld or delayed)

(25)    (g)    In connection with any underlease the Tenant shall

               (i) not consent to or participate in any variation or addition to any such underlease (or any of the terms thereof) without the consent of the Landlord such consent not to be unreasonably withheld or delayed and

               (ii) enforce all the covenants and obligations of the undertenant thereunder and not expressly or by implication waive any breach of the same and

(26) Within thirty days after any assignment assent mortgage or charge or release or vacation of any mortgage or charge or devolution of or other instrument relating to the demised premises or any estate or interest therein however remote or inferior to give notice to the solicitors for the time being of the Landlord and produce to them for their retention a certified copy of the deed or instrument effecting the same or any Probate or Letters of Administration and pay a reasonable registration fee

(27)    To indemnify the Landlord against

        (a) any tax or imposition which becomes payable during the term by reason of any act or omission of the Tenant or persons deriving title under the Tenant which but for such act or omission would not have been payable

        (b) all actions or costs claims demands and expenses whatsoever arising as a result of any breach or non-observance of the Tenant's covenants and conditions contained in these presents or by reason of any act or default of the Tenant or their respective agents servants or licensees

(28) Not to display on the demised premises so as to be visible from outside any aerial signboard fascia placard sign poster blind bill advertisement or illuminated sign without the Landlord's prior written consent

(29) To produce without delay if so reasonably required such evidence as the Landlord may reasonably require to satisfy itself that the Tenant's covenants contained in these presents have been complied with and particulars of all derivative or occupational rights existing in respect of the demised premises however remote or inferior

(30) To pay to the Landlord if so required and without prejudice to the Landlord's other remedies (as well after as before any judgment) interest at the rate of four per centum per annum above the base rate of The Royal Bank of Scotland Plc from time to time on any sum or sums becoming due under these presents (whether or not formally demanded) and not paid within fourteen days of the same becoming due from the date of payment

(31) To keep clean the exterior and the interior of the glass in the windows and doors of the demised premises

(32)    (a)    The Tenant will pay to the Landlord on delivery of a proper
               Value Added Tax invoice any Value Added Tax due on taxable supplies made under this Lease including such tax upon the rents hereby reserved. All sums payable under these presents shall be deemed to be tax exclusive

        (b) The Tenant will indemnify and keep indemnified the Landlord in respect of any Value Added Tax paid or payable by the Landlord levied upon any cost or expense (not itself being entitled under the terms of this Lease to recover from the Tenant such amounts of Value Added Tax) to be paid by the Tenant on demand

(33) To observe and perform and procure that its servants agents and visitors observe and perform such reasonable regulations as the Landlord or its agent may from time to time make for the control security or management of the Building or any part thereof or the comfort safety or convenience of the tenants occupiers or other persons resorting thereto

(34) To observe and perform the covenants and conditions on the part of the lessee contained in the Headlease insofar as the same relate to or affect the demised premises and are not the responsibility of the Landlord hereunder and save for payment of rent and any other sums payable by the Landlord to the Superior Landlord under the Headlease and save for any other matters which would otherwise be inconsistent with the terms of this Lease (which shall prevail)

4       THE Landlord HEREBY COVENANTS with the Tenant as follows

(1) That the Tenant paying the rents hereby reserved and observing and performing the covenants on its part herein contained shall peaceably hold and enjoy the demised premises during the term without any lawful interruption by the Landlord or any person lawfully claiming under or in trust for it

(2) To repair decorate maintain renew rebuild and clean the main structure foundations walls roofs staircases window frames and external parts of the Building and all conduits plant equipment and appliances in or about the Building other than those which are the responsibility of the Tenant or any other tenant or occupier of the Building so as to keep the Building and all conduits plant equipment and appliances in good repair and condition

(3) Subject to paragraph 6(e) of the Fourth Schedule and to the Tenant paying the sums payable in accordance with the Fourth Schedule to provide the services and discharge the functions referred to in the Fifth Schedule having regard to principles of good estate management

(4) To insure the Building against the insured risks in such sum as the Landlord shall reasonably determine as representing the full rebuilding and reinstatement cost (including sums for demolition and site clearance architects' and other fees Value Added Tax and a due allowance for cost increases over the likely rebuilding period) of the Building and at least three years' loss of rent in respect thereof (which may be calculated having regard to impending rent reviews) and also for public liability and property owners' insurance in some insurance office of repute or with underwriters provided that the Landlord shall not be obliged to insure any fixtures and fittings which may be installed by the Tenant (whether the Landlord's or Tenant's fixtures and fittings) or any additions or improvements to the demised premises until the Tenant has notified the Landlord in writing of the value or reinstatement cost thereof (but so that the Landlord may from time to time at its discretion increase the amount of the insurance)

(5) To supply to the Tenant on request particulars of any policy of insurance effected hereunder sufficient to enable the Tenant to know the full extent of the premises and the fixtures and fittings covered the risks and the sums insured and any exceptions exclusions conditions or limitations to which the policy is subject

(6) To apply all moneys received under such insurance (other than sums relating to rent) in rebuilding or reinstating (so far as such insurance moneys shall extend) the Building to the same or no less suitable and convenient state as before the loss or damage occurred such rebuilding or reinstatement to be effected with all reasonable despatch and diligence after all necessary consents and approvals have been obtained save that if the Landlord shall be unable to rebuild or reinstate the Building and within thirty six months of the happening of the loss or damage shall so notify the Tenant in writing the Landlord's obligation in that respect and these presents shall determine and the Landlord shall be entitled to retain the whole of such monies without prejudice to any further right or remedy of the Landlord

(7) To pay the rents reserved by and observe and perform the covenants on the part of the lessee contained in the Headlease save insofar as they are the responsibility of the Tenant hereunder

5       PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED that:-

(1)     (a)    if the rents hereby reserved or any part thereof shall be in arrears for twenty-one days after the same shall have become due
               (whether legally demanded or not) or

        (b) in the event of any breach of any of the Tenant's covenants contained in these presents

        (c) if the Tenant or any surety who at any time guarantees the obligations of the Tenant (being a body corporate) shall have an order made or a resolution passed for its winding up or shall otherwise enter voluntary winding up or if a petition is presented or a meeting is convened for the purpose of considering a resolution for its winding up (other than voluntary winding up of a solvent company for the purpose of amalgamation or reconstruction) or shall have a receiver or administrative receiver appointed over all or any of its assets or if the equivalent occurs under the laws of the place of incorporation of the Tenant or the surety in the instance of being bodies corporate or

        (d) if an administration order is made in respect of the Tenant or such surety (being a body corporate) or a petition for such an order is presented or if the equivalent occurs under the laws of the place of incorporation of the Tenant or the surety in the instance of being bodies corporate or

        (e) if the Tenant or such surety (being a body corporate) calls a meeting of its creditors or any of them or makes an application to the Court under Section 425 of the Companies Act 1985 or a meeting is convened pursuant to Section 3 of the Insolvency Act l986 to consider a proposal for a voluntary arrangement under
               Part I of the 1986 Act in relation to the Tenant or such surety (being a body corporate) or enters into any arrangement scheme compromise moratorium or composition with its creditors or any of them or suffers any distress or execution to be levied on the demised premises or enters into a transaction to which section 423 of the Insolvency Act 1986 applies or is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or if the equivalent occurs under the laws of the place of incorporation of the Tenant or the surety in the instance of being bodies corporate or

        (f) if the Tenant or such surety (being an individual or if more than one individual then any of them) shall be subject to a bankruptcy order or a petition for such an order is presented or if the Tenant or such surety shall make any assignment for the benefit of creditors or make any arrangements with creditors for the liquidation of debts and liabilities by composition or otherwise or if the equivalent occurs under the laws of the place of incorporation of the Tenant or the surety in the instance of being bodies corporate or

        (g) if an application is made in respect of the Tenant or such surety (being an individual or if more than one individual then any of them) for an interim order under Section 252 of the Insolvency Act 1986 or if any such order is made or any meeting is convened pursuant to Section 257 of the Insolvency Act l986 to consider a proposal for a voluntary arrangement under Part VIII of the said Act in relation to the Tenant or such surety or if the Tenant or such surety enters into any arrangement scheme compromise moratorium or composition with his creditors or any of them or suffers any distress or execution to be levied on the demised premises or enters into a transaction to which Section 423 of the Insolvency Act 1986 applies or appears to be unable to pay any debt (as those expressions are defined in Section 268 of the Insolvency Act 1986) or if the equivalent occurs under the laws of the place of incorporation of the Tenant or the surety in the instance of being bodies corporate it shall be lawful for the Landlord or any person on its behalf to re-enter upon the demised premises or any part thereof in the name of the whole and thenceforth peaceably to hold and enjoy the same as if these presents had not been made without prejudice to any right of action or remedy of the Landlord

(2) If the demised premises or any part thereof or the means of access thereto shall be damaged by any of the insured risks so as to be unfit for occupation and use and the insurance effected by the Landlord shall not have been vitiated avoided or forfeited or the payment of the money thereunder or of any part thereof refused or withheld by reason of any default of the Tenant or any person deriving title under the Tenant or their respective agents servants or licensees then the Principal Rent and any amounts attributable to service charge or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the demised premises shall again be rendered fit for occupation and use or until the expiration of such period in respect of which loss of rent insurance may have been effected (whichever shall be the earlier) and any dispute concerning this sub-clause shall be determined by a single arbitrator in accordance with the provisions of the Arbitration Acts 1950 and 1979

(3) Any licence consent or approval given by the Landlord shall (whether or not therein expressed) be conditional on the Tenant obtaining all requisite licences consents permissions or approvals from the relevant governmental local and other competent authorities and from the insurers and any other person interested in the demised premises and nothing contained or implied in these presents or in any such licence consent or approval shall be taken to be a covenant warranty or representation by the Landlord or its agents that the demised premises can be or is fit to be used for the Tenant's or any other purpose or that any alteration or addition or change of use which the Tenant may intend to carry out will not require the approval of the relevant governmental local or other competent authority the insurers or any other person interested in the demised premises

(4) If after the termination of the term (howsoever determined) any property shall remain on the demised premises the Landlord may either in so far as the same is annexed to the demised premises treat it as having reverted to the Landlord or as the agent of the Tenant (and the Landlord is hereby appointed by the Tenant to act on that behalf) remove store and sell such property and then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale incurred by it to the order of the Tenant provided that the Tenant shall indemnify the Landlord against liability incurred by it to any third party whose property shall have been dealt with by the Landlord

(5) These presents shall not confer upon or be deemed to include (by implication or otherwise) in favour of the Tenant any right privilege estate or interest not expressly herein set out in through over or upon any land or premises adjoining or near to the demised premises or the air space thereover or the ground below the foundations thereof

(6) In addition to the said rents any monies falling due under these presents may be recovered by distress as rent in arrears

(7) The Landlord its servants agents visitors or licensees shall not be liable or responsible to the Tenant its servants agents visitors or licensees for any loss injury damage nuisance annoyance or inconvenience which may be sustained by the Tenant its servants agents visitors or licensees (either personally or to their property including the demised premises) caused by:-

        (a) any failure or defect in or negligent operating of any conduits or services of the Building not directly under the control of the Landlord or its agents, or

        (b) the act or neglect of any other tenant or occupier of the Building or their servants agents visitors or licensees

        (c) any act of omission or negligence of any porter or other servant or agent of the Landlord in or about the performance of any duty relating to the provision of services

(8) Nothing contained or implied in these presents shall impose or be deemed to impose any restriction on the use of any part of the Building or any adjoining or neighbouring property or give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into in respect of any other part of the Building or any such adjoining or neighbouring property or to prevent or restrict in any way the development thereof

(9) Whenever any fire or other insurance is effected through the Landlord all sums allowed by way of commission discount or otherwise shall belong absolutely to the Landlord and the Landlord shall not be required to account to the Tenant therefor

(10) If at any time it ceases to be practical to determine interest rates by reference to the base rate of The Royal Bank of Scotland Plc there shall be substituted for such rate such equivalent rate as the Landlord may reasonably specify

(11)    The Tenant shall not be or become entitled to any compensation under
        Section 37 or 59 of the Landlord and Tenant Act 1954 unless the conditions set forth in Section 38(2) of that Act shall be satisfied in relation to the Tenant claiming compensation

(12) No demand for or receipt of rent no grant of any licence consent or approval and no acceptance of any document for registration hereunder by the Landlord or its agent with notice of a breach of any covenant on the part of the Tenant shall be or be deemed to be a waiver wholly or partially of any such breach but any such breach shall be deemed to be a continuing breach of covenant and neither the Tenant nor any person taking any estate or interest under or through the Tenant shall be entitled to set up any such demand receipt grant or acceptance in any action for forfeiture or otherwise

(13) Any notice served under these presents shall be validly served if served in accordance with Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962

6.1 In this clause (unless the context otherwise requires or admits) the following words and phrases shall have the following meanings

        Word or Phrase       Meaning

        Review Date          respectively the ____________ day of ______________
                             in the year 2001 or any other date that becomes a Review Date pursuant to paragraph 6 of this clause

        Market Rent          the best rent at which the demised premises might
                             reasonably be expected to be let with vacant possession by a willing lessor to a willing lessee without any premium or other consideration in the open market at the relevant Review Date for a term of the same duration as the residue of the term or a term of years whichever shall be the greater with vacant possession and for the use or uses permitted under this Lease (or for the actual use or uses if attracting a higher value) and otherwise upon the terms of this Lease (other than the amount of rent hereby reserved but including the provisions for rent review) on the following assumptions

                             (a) that all the Landlord's and the Tenant's covenants in this Lease have been complied with

                             (b) that the demised premises are fit and fitted out for immediate occupation and use

                             (c) that in case the demised premises have been destroyed or damaged or have become inaccessible they have been completely rebuilt reinstated or rendered accessible

                             (d) that the demised premises are in a good state of repair and decorative condition

                             (e) that the demised premises may lawfully be used for the uses permitted under this Lease and/or the use to be assumed for the purpose of review pursuant to the provisions hereinbefore contained

                             (f) that the tenant any undertenant and their respective successors in title are or would be able to recover any Value Added Tax payable hereunder or its or their accounting with H M Customs & Excise or other responsible authority immediately after the same is paid

                             (g) that the Tenant has enjoyed prior to the relevant review date a rent free period of sufficient length to allow the Tenant to fit out the demised premises in accordance with the Tenant's requirements to the intent that no discount shall be made in ascertaining the Market Rent to reflect such rent free period or other concession or inducement and that the market rent shall be that which would be payable after the expiry of such rent free period

                             BUT DISREGARDING

                             (a)    any goodwill attached to the demised
                                    premises by reason of the carrying on
                                    thereat by the Tenant or any undertenant of any business

                             (b) any effect on rent of any improvement to the demised premises made (otherwise than pursuant to any obligation to the Landlord contained in this Lease of the Tenant or any undertenant to carry out such work) by the Tenant or any undertenant during the term at the sole expense of the Tenant or any undertenant and with the consent of the Landlord and in accordance with all necessary statutory and by-law consents

                             (c)    the effect on rent of any works or
                                    alterations to the demised premises which reduce their rental value

                             (d) the effect on rent of any rent free period or other concession or inducement which would or might be given to an incoming tenant on the grant of a lease of the demised premises at the relevant Review

                                    Date to the intent that no discount shall be made in ascertaining the Market Rent to reflect such rent free period or other concession or inducement and that the Market Rent shall be that which would be payable after the expiry of every such rent free period and after receipt of such concession or inducement

                             (e) any restraint or restriction on the right to recover or increase rent imposed by any Act

        President            the President for the time being of the Royal
                             Institution of Chartered Surveyors or his duly appointed deputy or any person authorised by the President to make appointments on his behalf

        Surveyor a surveyor agreed upon by the Landlord and the Tenant or in default of agreement appointed by the President

        agree or agreed      agree or agreed in writing between the Landlord
                             and the Tenant

6.2 From each Review Date the Principal Rent shall be such as may at any time be agreed between the Landlord and the Tenant as the Principal Rent payable from that Review Date or (in default of such agreement) whichever is the greater of

6.2.1   the Market Rent and

6.2.2   the Principal Rent contractually  payable immediately before that Review
        Date

6.3 If by a date two months before the Review Date the rent payable from that Review Date has not been agreed the Landlord and the Tenant may agree upon a person to act as Surveyor who shall determine the Market Rent but in default of such agreement then the Landlord or the Tenant may at any time whether before or after the Review Date make application to the President to appoint a Surveyor to determine the Market Rent and such application shall request that the Surveyor to be appointed shall be a specialist in the letting of office premises in the area in which the premises are situate

6.4.1 The Surveyor shall act as an expert and the following provisions shall apply

6.4.1.1 Unless the Surveyor shall otherwise direct the Landlord and the Tenant shall each be responsible for one half of the fees of the Surveyor and if either shall pay the whole thereof he shall be entitled to recover one half thereof from the other

6.4.1.2 The Surveyor shall request the Landlord and the Tenant to submit to him within a period not exceeding twenty (20) working days from such date as he shall direct such representations and cross representations concerning the amount of the rent and such supporting evidence as they may wish

6.4.1.3 Within forty-five (45) working days of the appointment or within such longer period as the Landlord and the Tenant shall agree the Surveyor shall give to each of them written notice of the amount of market rent as finally determined

6.4.1.4 The fees of the Surveyor shall be payable in the proportion he shall direct in his award

6.4.2 If the Surveyor whether appointed as arbitrator or expert refuses to act or is incapable of acting or dies or fails to give notice of his determination within the period stipulated above the Landlord or the Tenant may apply to the President for the further appointment of a Surveyor which procedure may be repeated as many times as necessary

6.4.3 Any Surveyor appointed under this clause shall be required to produce a statement of reasons when making his determination

6.5 If by a Review Date the Principal Rent payable from that Review Date has not been ascertained pursuant to this Schedule the Tenant shall continue to pay the Principal Rent at the rate previously payable and within fourteen (14) days next after such ascertainment the Tenant shall pay to the Landlord the difference for the period ending on the day preceding the quarter day following the date of ascertainment between the Principal Rent paid and the Principal Rent so ascertained together with interest on such difference up to the date of ascertainment at 2% below the Prescribed Rate

6.6 If at any Review Date there is by virtue of any Act a restriction upon the Landlord's right to review the Principal Rent or if at any time there is by virtue of any Act a restriction upon the right of the Landlord to recover the Principal Rent otherwise payable then upon the ending removal or modification of such restriction (but only once in any period of review) the Landlord may at any time thereafter give to the Tenant not less than one month's notice requiring an additional rent review upon a quarter day specified therein which quarter day shall for the purposes of this Schedule be a Review Date

6.7 A memorandum of the Principal Rent ascertained from time to time in accordance with this Schedule shall be signed by and on behalf of the Tenant and the Landlord respectively and exchanged between them

6.8 Time shall not be of the essence in agreeing or determining the reviewed rent

7 Having been authorised to do so by order of the Central London County Court made on the ___ day of ____________ 1996 under the provisions of
        Section 38 of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act 1989) the Landlord and the Tenant hereby agree that the provisions of Sections 24-28 of the said Act shall be excluded in relation to the tenancy hereby created

8 If either the Landlord or the Tenant wishes to determine this Lease on the fifth anniversary of the term commencement date and shall have given to the other party not less than six months' prior written notice then upon the said date this Lease shall determine and cease without prejudice to the rights and remedies of either the Landlord or the Tenant against the other in respect of any antecedent claim or breach of covenant

9 The parties hereby certify that there is no prior agreement for lease to which this lease gives effect

EXECUTED AS A DEED by the parties hereto

                                 FIRST SCHEDULE

        All those parts of the third floor of the Building shown for the purpose of identification only edged red on the plan annexed hereto including

        (a)    all non-loading walls within the same

        (b) the internal plastered coverings and plaster work of the walls and structure bounding the same

        (c)    all doors and door frames and secondary glazing

        (d)    all glass in the windows

        (e) all false ceilings and floors and their respective fittings and supports

        (f)    the surfaces of the floor slab and ceiling slab

        (g) all conduits now or hereafter laid or installed in any part of the Building and serving exclusively the demised premises

        (h)    all fixtures and fittings from time to time thereon

        but excluding

        (a) any part or parts of the Building (other than any conduits expressly included) lying above the surface of the ceiling slab or below the surface of the floor slab

        (b)    all structural parts of the Building and the window frames

                               THE SECOND SCHEDULE

1 The right of passage and running of water soil gas electricity and other services in and through the conduits made or to be made in upon through or under the Building

2 The rights to use the showers toilets and lavatory accommodation on the same and adjacent floors of the Building

3 The right to pass and repass over along and through the entrance doors reception hall staircases lifts passages and corridors in the Building for the purposes of access to and egress from the demised premises the said showers toilets and lavatory accommodation

4 The right in the case of emergency only to pass and repass over along and through the exit doors staircases passages and corridors of the Building intended for the use of the tenants and occupiers of the Building

5 The right and liberty at all reasonable hours and upon giving reasonable prior notice to enter and remain upon any other part of the Building in connection with the inspection repair or maintenance of the demised premises subject to those exercising such right causing as little damage and inconvenience as possible and making good all damage

                               THE THIRD SCHEDULE

1 The right to erect or alter or to consent to the erection or alteration of any building for the time being on any adjoining or neighbouring property notwithstanding that such erection or alteration may diminish the access of light and air enjoyed by the demised premises and the right to deal with any such property as it may think fit

2 The right of free and uninterrupted passage and running of water soil gas electricity and of all other services and supplies through such conduits as are now or may hereafter be in on or under the Building or any adjoining or neighbouring property or any buildings now or hereafter erected thereupon together with the right on reasonable prior written notice to enter upon the demised premises to inspect repair or maintain any such conduits

3 The right on reasonable prior written notice to enter upon the demised premises in connection with the erection alteration improvement repair or maintenance of any other parts of the Building and for such purpose to underpin shore up and bond and tie into the structure of the demised premises making good any damage caused to the demised premises thereby as soon as reasonably practical

4 The right on reasonable notice to lay or construct new conduits in on or under the demised premises and to connect into such conduits as are now or may hereafter be in on or under the demised premises other than conduits capable of serving only the demised premises the person exercising such right making good any damage caused to the demised premises thereby as soon as reasonably practical

5 The rights and liberties to enter upon the demised premises in the circumstances in which in the covenants by the Tenant contained in these presents the Tenant covenants to permit such entry making good any damage caused to the demised premises thereby as soon as reasonably practical

6 The right on reasonable prior notice to enter upon the demised premises for the purpose of complying with the Landlord's covenants contained in these presents

7 The right temporarily to close any part of the Building other than the demised premises and to temporarily discontinue any of the services subject to the Landlord at all times providing adequate alternative lavatory accommodation access and other services for use in connection therewith

8 The right in case of emergency only to pass and repass over and through the demised premises for the purpose of gaining access to a place of safety

9 All existing easement quasi-easements privileges and rights whatsoever now enjoyed (if any) by other parts of the Building or adjoining or neighbouring property in under over or in respect of the demised premises as if such parts of such property had at all times heretofore been in separate ownership and occupation and such matters had been acquired by prescription or formal grant

                               THE FOURTH SCHEDULE

1 On every quarter day (or within fourteen days of demand if later) the Tenant shall pay to the Landlord such sum as the Landlord may from time to time specify to be one quarter of a fair and reasonable estimate of the service charge for the then current year ending 31st December (hereinafter called "the Financial Year")

2 The amount of the service charge payable by the Tenant shall be such percentage (this being the relationship of the net lettable area of the demised premises to the net lettable area of the Building but so that such ratio shall be adjusted to take account of relevant factors including without prejudice to the generality of the foregoing the use of other areas of the Building) of the Landlord's Expenses which expression means the aggregate of

        (a) all amounts sums costs and expenses which may from time to time be expended incurred contributed to or become payable by the Landlord or any person on the Landlord's behalf in complying with the Landlord's obligations under Clause 4 (save for the payment of rent under the Headlease) in respect of that year and

        (b) a fair provision for the replacement and renewal of apparatus machinery plant or equipment by means of depreciation or sinking fund and for future costs outgoings and other expenditure of the type hereinbefore described which are of a recurring nature (whether recurring by regular or irregular periods) as the Landlord may reasonably and fairly attribute to the demised premises for the Financial Year in question and shall be payable proportionately in respect of any Financial Year falling partly within the term

3 As soon as practical after the end of each Financial Year the Landlord shall prepare a true and fair summary of the Landlord's expenses for the year and a certificate of the amount of the service charge payable by the Tenant in respect of the year (which summary and which certificate shall save in the case of manifest error be conclusive evidence for the purposes hereof of the matters to which they refer) and deliver copies to the Tenant

4 If the amount so certified is greater than the payments made on account thereof then the Tenant shall within fourteen days of receipt of such certificate pay the balance outstanding and if less the Landlord shall give credit to the Tenant against payment on account for the then Financial Year or refund the balance to the Tenant if the term has expired

5 The Tenant may not object to the Landlord's expenses or any item comprised in them or otherwise on the ground that:

        (a) an item of the total costs included at a proper cost might have been provided or performed at a lower cost or

        (b) an item of the total costs fails to comply with an estimate which was given or

        (c) an item of the total costs includes an element of betterment or improvement of the Building its services or its amenities or

        (d) the Tenant disagrees with any estimate of future expenditure which the Landlord reasonably requires to make provision so long as the Landlord has acted reasonably and in good faith or

        (e) the Tenant disagrees with the Landlord's exercise of any discretion reserved to it so long as the Landlord has acted reasonably and properly in reaching the conclusion the Landlord has reached

6       For the avoidance of doubt it is declared that:-

        (a) in determining the percentage referred to in paragraph 2 of this Schedule the Landlord shall work on the basis that the whole of the Landlord's Expenses in any Financial Year are to be fairly and equitably apportioned by way of service charge between the tenants or occupiers of all parts of the Building and (in respect of any parts of the Building which are unlet but intended for letting) the Landlord

        (b) in calculating the amount of the service charge to be paid by the Tenant the Landlord may apply the same or different percentages to constituent elements of the Landlord's expenses

        (c) if the Landlord has insufficient moneys in hand on account of service charges (otherwise than by reason of a default on the payment of such charges by other tenants or occupiers and advances its own funds to meet the Landlord's expenses such funds shall carry interest at two per centum per annum above the base rate of The Royal Bank of Scotland Plc from the date they are advanced until reimbursement and such interest shall be added to and form part of the Landlord's expenses for the Financial Year in question

        (d) the payments demanded on account shall be deemed to be part of the service charge for the purpose of the reservation of rent and the covenant by the Tenant to pay the same and

        (e) the Landlord shall be entitled after reasonable prior notice to the Tenant at its reasonable discretion to suspend or discontinue the provision of the services or other matters set out or referred to in the Fifth Schedule whether or not substituting others in their place

        (f)    (i)    the Landlord shall keep the sinking fund payments (if
                      any) paid by the Tenant in a separate interest earning deposit account until and


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

                      save to the extent that they may be required for the purposes provided for in the Fifth Schedule

               (ii) interest on the amounts outstanding to the credit of the sinking fund account shall be credited to the account net of any tax payable in respect of such interest

               (iii) until actual disbursement such amounts held in the sinking fund account shall be held by the Landlord for the benefit of the owners tenants and occupiers of the Building as a class

               (iv) the receipt of the Landlord's successor to the reversion immediately expectant on the termination of the term shall relieve the Landlord from any liability as to the future application of such amounts

7 The provisions of this Schedule shall continue to apply notwithstanding the fact that the term has determined whether by effluxion of time or otherwise but only down to the date of such determination

                               THE FIFTH SCHEDULE

1 Washing and painting in appropriate colours and treating in an appropriate manner all the wood iron cement stucco work and other exterior surfaces of the Building usually so painted or treated as the case may be

2 Repairing maintaining renewing and improving the entrance hall landings staircases passages showers lavatories toilet accommodation and other parts of the Building which are neither the responsibility of the Tenant nor of any other tenant or occupier of the Building

3 Keeping such parts in good decorative repair suitably furnished lighted cleaned and carpeted and provided with fire extinguishing equipment

4 Repairing maintaining renewing and improving security and fire alarm systems throughout the Building

5 Paying all existing and future rates taxes duties assessments charges impositions and outgoings whether local or of any other description which now are or shall at any time be payable in respect of the entirety of the Building or the common parts of the Building and in the event of the common parts or any part thereof being assessed or charged together with any other part of the Building let or available for letting a due proportion thereof to be conclusively determined by the Landlord

6       Supplying hot water to the Building

7 Operating maintaining repairing and where necessary replacing all plant equipment and appliances used in the supply of services in the Building

8 Paying all costs and expenses incurred by the Landlord in the running and management of the Building and the collection of the rents and service charges (including agents fees where agents are retained or a sum on account of administrative costs if such matters are dealt with by the Landlord) and the expenses properly incurred in providing the services of a building manager and reception maintenance security cleaning and caretaking staff

9 Paying and discharging all costs and expenses payable by the Landlord in respect of the making repairing maintaining rebuilding altering and cleansing of all conduits party structures and other conveniences which shall belong to or be used by the owners and occupiers of the Building in common with other premises

10 Carrying out in accordance with the directions of the insurers such works as may be recommended or required by them and are not the responsibility of the Tenant or of any other tenant or occupier of the Building

11 Complying with the requirements of any Act of Parliament regulations orders instruments or bye-laws whether now in existence or hereafter to be made in respect of those parts of the Building which are not the responsibility of the Tenant or of any other tenant or occupier of the Building

12 Discharging any taxes which may be assessed or charged on the Landlord's expenses or any service charge fund or any income on either of them or in respect thereof

13 Meeting Value Added Tax (insofar as the same shall be irrecoverable by the Landlord) or any other tax or assessment incurred or payable by the Landlord or on its behalf on or in respect of any payment made as part of the Landlord's expenses

14 Providing and supplying such other services or facilities making such other payments or carrying out such other repairs improvements and works (including the provision replacement or improvement of plant and machinery) as in the reasonable opinion of the Landlord and in the interest of good estate management may be necessary to maintain the Building as a high class building or may be for the benefit of the tenants or occupiers thereof

15 Complying with the terms of the Headlease except for payment of rent thereunder

                                 SIXTH SCHEDULE

                               Surety's Covenants

1       Guarantee of Tenant's performance

        The Surety hereby covenants with the Landlord as a primary obligation that

1.1 the Tenant will pay the Rents on the days and in manner aforesaid and will duly perform and observe all the Tenant's covenants herein and that in case of default the Surety will pay and make good to the Landlord on demand all loss damages costs and expenses thereby arising or incurred by the Landlord

1.2 the Surety will enter into any further lease granted by the Landlord to the Tenant whether pursuant to the Landlord and Tenant Act 1954 or otherwise to guarantee the obligations of the Tenant under such lease such guarantee to be on terms identical (mutatis mutandis) to the terms of this guarantee or on such other terms as may be required by the Landlord

1.3 in the event that a liquidator or trustee in bankruptcy shall disclaim or surrender the Lease or the Lease shall be forfeited the Surety shall if the Landlord so requires by notice given to the Surety within three
        (3) months after such event take from the Landlord a new lease of the Premises for the residue of the Term unexpired at the date of such event and at the Rents then payable and subject to the terms of this Lease in every respect and to execute and deliver to the Landlord a counterpart thereof and to pay to the Landlord the costs thereof

1.4 in the event that the Landlord shall not require the Surety to take up a lease in accordance with the provisions of paragraph 1.3 then the Surety shall pay to the Landlord a capital sum in the amount of the Rents that would have otherwise have been payable under this Lease in respect of the period of three months from the date of disclaimer surrender or forfeiture

2       It is hereby agreed that

2.1 the Surety shall not be released or discharged in any way from its obligations under this Lease by

2.1.1 any neglect or forbearance of the Landlord in endeavouring to obtain payment of the Rents when the same become payable or to enforce performance or observance of the Tenant's covenants herein and any time which may be given by the Landlord to the Tenant

2.1.2   any variation of the terms of this Lease

2.1.3   the  transfer  of  the  Landlord's   reversionary  interest  immediately
        expectant on the termination of the Term

2.1.4 any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant at a time when the Landlord was entitled to re-enter the Premises

2.1.5 any legal limitation and/or incapacity of the Tenant and/or any change in the constitution or powers of the Tenant the Surety or the Landlord

2.1.6   any liquidation administration or bankruptcy of the Tenant or the Surety

2.1.7 any other act omission matter or thing whatsoever whereby but for this provision the Surety would be released

2.2 The Surety shall not be entitled to participate in or be subrogated to any security held by the Landlord in respect of the Tenant's obligations or otherwise to stand in the place of the Landlord in respect of any such security

2.3 The Surety hereby waives any right to require the Landlord to pursue against the Tenant any rights which may be available to the Landlord before proceeding against the Surety

2.4 The benefit of this guarantee shall ensure for the successors in title of the Landlord without the requirement of any express assignment

        ORIGINAL


        Executed as a Deed by               )
        SECURUM PROPERTY HOLDINGS LIMITED   )        [SEAL]
        in the presence of:                 )



               Director                 /s/ [ILLEGIBLE}



               Secretary                /s/ [ILLEGIBLE}

        COUNTERPART


        Executed as a Deed for and on behalf of )
        CME DEVELOPMENT CORPORATION INC         )
        acting by                               )
        and